SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 2004

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-16239                 06-1481060
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

             7 Commerce Drive
            Danbury, Connecticut                                   06810
   (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 7.     Exhibits.........................................................3

Item 12.    Results of Operations and Financial Condition....................3

Signature....................................................................4




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

Item 7.   Exhibits.

Exhibit No.       Description
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99.1              Press Release, dated April 21, 2004, entitled "ATMI Reports
                  First Quarter Financial Results."

Item 12.  Results of Operations and Financial Condition.

      On April 21, 2004, the Registrant issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2004

                                       ATMI, INC.



                                       By: /s/ Dan Sharkey
                                          ----------------------------------
                                           Name:  Dan Sharkey
                                           Title: Vice President and Chief
                                                  Financial Officer





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